SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 19, 1997

                            PEASE OIL AND GAS COMPANY
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       0-6580             84-0285520
 ---------------------------     -------------------    ------------------
(State or other jurisdiction    (Commission File No.)  (I.R.S. Employer
 of incorporation)                                      Identification No.)



751 Horizon Court, Suite 203, Grand Junction, Colorado           81506-8718
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     (Address of principal executive offices)                    (Zip Code)


Registrant telephone number including area code:  (970) 245-5917

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Item 5.   OTHER EVENTS.

     The Registrant announced on June 19, 1997 that an oil and gas well in which the Registrant holds a 10% working interest and an additional 7.1825% after prospect payout working interest had been successfully tested and completed and will begin production immediately. The well, designated as the Schwing #2, was completed in two productive zones which had not been tested in the Schwing #1 well, completed earlier this year. The new well tested at a rate of 912 barrels of oil and 1.0 million cubic feet of natural gas per day from one zone and 575 barrels of oil and 1.2 million cubic feet of natural gas from the second zone. The completion of the Schwing #2 well in the two productive zones extends the proved area of production in the field.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed as a part of this report.


         (a)      Exhibits.

                  Exhibit 99 Press Release dated June 19, 1997.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 1997

                                        PEASE OIL AND GAS COMPANY

                                        By /s/ Willard H. Pease, Jr.
                                           ------------------------------------
                                               Willard H. Pease, Jr., President

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


                                  EXHIBIT INDEX


Exhibit         Description                                             Page No.
-------         -----------                                             -------
99              Press Release dated June 19, 1997                         5


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